UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2007

Pharma-Bio Serv, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-50956	20-0653570
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

373 Méndez Vigo, Suite 110, Dorado, Puerto Rico 00646
(Address of principal executive offices)

Registrant’s telephone number, including area code: (787) 278-2709

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 5, 2007, Manuel O. Morera resigned as Chief Financial Officer of Pharma-Bio Serv, Inc.

Effective November 5, 2007, Pedro J. Lasanta was elected as Chief Financial Officer of the Company. Prior to his appointment as an officer of the Company, Mr. Lasanta served as a consultant to Warren Del Caribe PR. From 1999 through 2006, Mr. Lasanta served as CFO of the Caribbean Region of Pearle Vision PR. Mr. received a BBA in Accounting from University of Puerto Rico -Rio Piedras and is a Certified Public Accountant in Puerto Rico.

There is no family relationship between any Mr. Lasanta and any of the Company’s executive officers or directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHARMA-BIO SERV, INC.
(Registrant)

Date: November 7, 2007	/s/ Elizabeth Plaza
Elizabeth Plaza, Chief Executive Officer